                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 27, 1998
                                 Date of Report
                        (Date of earliest event reported)



                                AMAZON.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-22513                 91-1646860
      (State or Other            (Commission File No.)         (IRS Employer
        Jurisdiction                                         Identification No.)
     of Incorporation)

                 1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
          (Address of principal executive offices, including zip code)

                                 (206) 622-2335
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        On April 27, 1998, Amazon.com, Inc. (the "Company") announced that its Board of Directors approved a two-for-one stock split for its shares of Common Stock. Stockholders of record on May 20, 1998 will be issued a certificate representing one additional share of Common Stock for each share of Common Stock held on May 20, 1998. The payment date for this stock dividend will be June 1, 1998.

        The Company also announced on April 27, 1998 that it has acquired three companies: Bookpages, Ltd; Telebook, Inc.; and Internet Movie Database Ltd.

        In addition, on April 27, 1998 the Company announced its earnings for the first quarter of 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

                99.1 Press Release dated April 27, 1998 regarding the stock split

                99.2 Press Release dated April 27, 1998 regarding the acquisitions

                99.3    Press Release dated April 27, 1998 regarding the
                        Company's first quarter earnings



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMAZON.COM, INC.



Dated:  April 27, 1998                 By     /s/ ALAN CAPLAN
                                              ----------------------------------
                                              Vice President and General Counsel



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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
       99.1          Press Release dated April 27, 1998 regarding the stock
                     split

       99.2 Press Release dated April 27, 1998 regarding the acquisitions

       99.3          Press Release dated April 27, 1998 regarding the
                     Company's first quarter earnings
